AMENDED FORM 8-K/A

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


Date of Report (Date of earliest event reported) August 3, 2001 -
Amended


                       Tru Dynamics International, Inc.
            (Exact Name of registrant as specified in its charter)


         Nevada                     33-21239                   810462569
----------------------------   ------------------------   ------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
    of incorporation)                                     Identification No.)


              6902 E. 1st Street, Suite 200, Scottsdale, Arizona 85251
              --------------------------------------------------------
                     (Address of principal executive offices)


      Registrant's telephone number, including area code  (480) 421-0900


         4150 N. Drinkwater Blvd., Fifth Floor, Scottsdale, AZ 85251
         -----------------------------------------------------------
        (Former name or former address, if changed since last report.)




ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS

On August 14, 2001, Tru Dynamics International, Inc. caused to be filed an 8-K Report essentially reporting a change of management, disposition of its travel business, and certain interim funding.

All of those reported transactions have now been consummated, except that a portion of the second stage financing commitment was withdrawn. Specifically, the following changes are made to the August 14, 2001, 8-K Report as earlier filed:

1.   The  total amount of equity financing received was  $184,000 for the issuance of 1,226,667 shares instead of the $348,000 earlier reported for the issuance of 2,320,000 shares.

2. The company received $50,000 loan from the purchasers of the Columbus Companies assets instead of the $100,000 earlier reported.


ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

The company plans to supplement this Report by a post reorganization accounting.


                            SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TRU DYNAMICS INTERNATIONAL, INC.



Date: September 13, 2001      By: /s/ Thomas Vergith
                              ----------------------
                              Thomas Vergith
                              Acting President







TDIinter/Amend8-K